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              SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, DC  20549

                         _____________

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 18, 1994


                      THE SCOTTS COMPANY
                   THE O.M. SCOTT & SONS COMPANY
      (Exact Name of Registrant as Specified in Charter)



      Delaware             0-19768        31-1199481
   (State or Other      (Commission     (IRS Employer
   Jurisdiction of     File Number)   Identification No.)
   Incorporation)



14111 Scottslawn Road, Marysville, Ohio                 43041
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code
                                                (513) 644-0011


                              N/A
Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

          On July 12, 1994, The Scotts Company and The O.M. Scott & Sons Company (the "Issuers") entered into a pricing agreement (the "Pricing Agreement") with Goldman, Sachs & Co. and Chemical Securities Inc. covering the issuance and sale of $100,000,000 aggregate principal amount of 9 7/8% Senior Subordinated Notes due August 1, 2004 (the "Notes") issuable under an Indenture, dated as of June 1, 1994 between the Issuers and Chemical Bank, as Trustee, as supplemented by the First Supplemental Indenture dated as of July 12, 1994, between the Issuers and Chemical Bank, as Trustee (the "First Supplemental Indenture"). The Notes were registered under the Securities Act of 1933, as amended (the "Act"), pursuant to the Issuers' Registration Statement on Form S-3 (File No. 33-53941). Three exhibits to such Registration Statement are filed herewith in connection with the issuance and sale of such securities, consisting of the Pricing Agreement, the First Supplemental Indenture and the form of Note.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (c)  Exhibits.

          1 Pricing Agreement, dated July 12, 1994 between The Scotts Company and The O.M. Scott & Sons Company, as Issuers, and Goldman, Sachs & Co. and Chemical Securities Inc., as Underwriters.

        4.1    First Supplemental Indenture, dated as of
               July 12, 1994, between The Scotts Company and The O.M. Scott & Sons Company, as Issuers, and Chemical Bank, as Trustee (the "Indenture").

        4.2    Form of 9 7/8% Senior Subordinated Notes due
               August 1, 2004 (included in Exhibit 4.1 as
               Exhibit A).

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                          SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  July 18, 1994

                              THE SCOTTS COMPANY



                              By: /s/ Paul D. Yeager
                                   Name: Paul D. Yeager
                                   Title: Executive Vice
                                          President and Chief
                                          Financial Officer


                              THE O.M. SCOTT & SONS COMPANY



                              By: /s/ Paul D. Yeager
                                   Name: Paul D. Yeager
                                   Title: Executive Vice
                                          President and Chief
                                          Financial Officer